UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 23, 2016

Green Plains Inc.

(Exact name of registrant as specified in its charter)

Iowa	001-32924	84-1652107
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

450 Regency Parkway, Ste. 400, Omaha, Nebraska	68114
(Address of principal executive offices)	(Zip code)

(402) 884-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K that was filed by the Registrant on September 26, 2016, and is being filed solely to add the information required under Items 9.01(a) and 9.01(b).

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth under Item 2.01 of the Current Report on Form 8-K filed on September 26, 2016 is incorporated herein by reference. As previously described in Current Reports on Form 8-K with filing dates of June 13, 2016, August 23, 2016, August 31, 2016, and September 1, 2016, Green Plains Inc. entered into two asset purchase agreements, as amended, with subsidiaries of Abengoa S.A. to acquire three ethanol plants, with combined production capacity of 236 million gallons per year, located in Madison, Illinois, Mount Vernon, Indiana and York, Nebraska. Effective September 23, 2016, Green Plains Inc. acquired the three ethanol plants for approximately $237 million in cash plus certain working capital adjustments.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The financial statements required under this Item 9.01(a) for Abengoa Bioenergy Maple, LLC, which reflect the Madison, Illinois and Mount Vernon, Indiana ethanol plants, are attached as Exhibits 99.1 and 99.2.

In a letter dated September 30, 2016 from the Securities and Exchange Commission’s Division of Corporation Finance (the “Division”), the Division stated that it will not object to Green Plains Inc.’s proposal to provide abbreviated audited carve-out financial statements for the York ethanol plant, consisting of statements of revenues and direct expenses (in lieu of a statement of operations) for the required periods, and a statement of assets acquired and liabilities assumed as of September 23, 2016, prepared on the basis of Green Plains Inc.’s allocation of the purchase price. The financial statements required under this Item 9.01(a) for the York ethanol plant are attached as Exhibits 99.3, 99.4 and 99.5.

(b) Pro forma financial information. The pro forma financial information required under this Item 9.01(b) is attached as Exhibit 99.6.

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description of Exhibit

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Deloitte & Touche LLP

23.3	Consent of KPMG LLP

99.1	Audited consolidated balance sheets of Abengoa Bioenergy Maple, LLC and subsidiaries as of December 31, 2015 and 2014, and the audited consolidated statements of operations, comprehensive income (loss), changes in member’s equity and cash flows of Abengoa Bioenergy Maple, LLC and subsidiaries for the years ended December 31, 2015, 2014 and 2013.

99.2	Unaudited consolidated balance sheet of Abengoa Bioenergy Maple, LLC and subsidiaries as of June 30, 2016 and December 31, 2015, and the unaudited consolidated statements of operations, changes in member’s equity and cash flows of Abengoa Bioenergy Maple, LLC and subsidiaries for the six-month periods ended June 30, 2016 and 2015.

99.3	Audited statement of revenues and direct operating expenses of the York, Nebraska ethanol plant for the years ended December 31, 2015, 2014 and 2013.

99.4	Unaudited statement of revenues and direct operating expenses of the York, Nebraska ethanol plant for the six months ended June 30, 2016 and 2015.

99.5	Audited statement of assets acquired and liabilities assumed of the York, Nebraska ethanol plant as of September 23, 2016.

99.6	Unaudited pro forma condensed combined statements of operations of Green Plains Inc. for the six months ended June 30, 2016 and for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN PLAINS INC.

Date: December 7, 2016	By:	/s/ Jerry L. Peters
Jerry L. Peters
Chief Financial Officer
(Principal Financial Officer)

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